QuickLinks -- Click here to rapidly navigate through this document

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR
CONFIDENTIAL TREATMENT

Exhibit 10.22

STRATEGIC ALLIANCE AGREEMENT AMENDMENT NO. 2

    The Strategic Alliance Agreement ("SAA") between and amongst SAP AG ("SAP AG"), SAPMarkets, Inc. ("SAPM"), and Commerce One, Inc. ("Commerce One") dated September 18, 2000, is hereby amended by the addition by the addition of this attached Amendment No. 2 ("Amendment"). All definitions, terms and conditions in the SAA shall apply in this Amendment, unless the specific terms of this Amendment conflict with the terms of the SAA. If any such conflicts occur, the specific definitions, terms and conditions of this Amendment shall govern this Amendment, and supersede Section 30.14 of the SAA.

    For the purposes of this Amendment only, the terms "Party" and "Parties" shall refer only to Commerce One and SAPM.

1.
PURPOSE.

  Commerce One and SAPM wish to cooperate to allow utilization of Commerce One's [****] ("MOE"), including at a minimum C1 Technology, as described in Schedule A (hereinafter the "Licensed Software") relating to the mySAP.com application environment and to more effectively deploy each other's resources to increase marketplace presence and the relative cost of sales borne by each party. Commerce One agrees to provide this enhancement of the license grant to the Licensed Software set forth in the SAA in consideration for the revenue sharing provisions set forth in Section 5.2 below.

2.
LICENSE.

    2.1  Grant.

2.1.1	Development License. Commerce One hereby grants to SAPM and SAP AG, a, non-exclusive, non-transferable license, without right of sublicense (except to the extent necessary for SAPM to collaborate with SAP affiliated companies), to copy, use, modify and create derivative works based on the Licensed Software and to create collaborative software modules which interact with the Licensed Software. [****]. The license grant in this Section 2.1.1 is hereinafter referred to as the "Development License". Commerce One hereby also grants SAPM a, non-exclusive, non-transferable license, without right of sublicense (except to the extent necessary for SAPM to collaborate with SAP AG affiliated companies), to use the Documentation in connection with such use of the Development License for the [****]. Unless otherwise agreed to by the Parties in writing, the collaborative application functionality created for these customers shall not be a part of the Joint Offering as defined in the SAA. To the extent not otherwise addressed in this Amendment, any and all ownership rights to such derivative functionality shall be governed by the terms and conditions of a separate intellectual property ownership agreement entered into by the parties.
2.1.2
Distribution License. Commerce One hereby grants to SAPM and SAP AG a non-exclusive, non-transferable license to sublicense, directly or indirectly, the Licensed Software and derivatives thereof for use [****]. Commerce One also grants SAPM a non-exclusive, non-transferable license to sublicense, directly or indirectly, the Documentation for use in connection with distribution of such Licensed Software or derivatives thereof only to the Designated Customers.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

      The Distribution License (as defined by in the terms and limitations of this Section 2.1.2) shall be limited as follows:

    (i)
    to the extent practical, a single installation of the Licensed Software [****]. For the purposes of the foregoing, each "installation" shall mean one or more installed copies of the Licensed Software located at the [****] site(s). Any copy of the Licensed Software used by SAPM for backup, fail over testing, and/or disaster recovery shall not constitute a separate installation for purposes of this Amendment.

    (ii)
    a finite set of Business Scenarios at each [****] Site (A "Business Scenario" shall mean the communication and interoperability of one or more SAP AG, SAPM and/or third-party applications for the execution of a business process or function even if such process or function requires communication or other involvement from one or more business third parties.

    (iii)
    Such copy or copies of the Licensed Software shall not be used to create or operate a Public E-marketplace. For purposes of this Amendment, a Public E-Marketplace shall mean an open, for-profit, service bureau offering to buyers, suppliers, and trading partners:

    The nature of the Business Scenarios (including but not limited to functionality, source of origin of the applications, operating environment, etc.) will be determined by mutual agreement of the Parties. [****].

    2.2  Restrictions.

    (i)
    SAPM and SAP AG agree not to reverse engineer, decompile, or disassemble the Licensed Software except as explicitly permitted under the terms of this Amendment;

    (ii)
    SAPM and SAP AG agree not to create derivative works based on the Licensed Software except as explicitly permitted under this Amendment. the SAA or otherwise by the Parties;

    (iii)
    Prior to the release of the Licensed Software to the [****], to the extent permitted by applicable law, SAPM shall obtain written commitments from such customers not to: (a) reverse engineer, decompile, or dissemble the Licensed Software; (b) create derivative works based on the Licensed Software; or (iii) modify the Licensed Software; without express written permission from Commerce One or SAPM as the case may be.

  2.3
  Licensed Software.  The licenses of Section 2 herein apply to [****] copies of the Licensed Software received by SAPM on or before March 30, 2001 and [****] of the on-line Documentation. The Licensed Software and Documentation have been delivered and accepted by SAPM. The Parties acknowledge that any professional services provided by Commerce One are non-essential to the Licensed Software.

  2.4
  Copies.  SAPM will be entitled to make a reasonable number of machine-readable copies of the Licensed Software as required for the purposes set forth in the Development License, as well as for backup or archival purposes. SAPM shall maintain accurate and up-to-date records of the number and location of all copies of the Licensed Software and shall inform Commerce One in writing of such location(s). All copies of the Licensed Software shall be subject to all terms and conditions of this Amendment. Whenever SAPM is permitted to copy, reproduce or modify all or any part of the Licensed Software, all titles, trademark symbols, copyright symbols and legends, and other proprietary markings must be reproduced in the resulting copy(ies)/modified versions.

  2.5
  Customer Licenses.  SAPM shall distribute the Licensed Software [****] under the terms of, and shall ensure that the Licensed Software is subject to, license agreements with terms at least as restrictive as those set forth in this Amendment.

  2.6
  Source Code License.  Commerce One will grant SAPM a source code license as necessary to effectuate the Development License.

  2.7
  Trademark License by Commerce One.  Commerce One hereby grants SAP, for the Term of this Amendment, a limited, non-transferable, non-exclusive license to use Commerce One's trademarks designated in Schedule C solely for the purpose set forth herein. SAPM agrees to submit materials containing Commerce One's trademarks to Commerce One for approval before release to the public. Except as set forth in this section, nothing in this Amendment shall grant or shall be deemed to grant to SAPM any right, title or interest in or to the Commerce One's trademarks. All uses of Commerce One's trademarks by SAPM shall inure to the benefit of Commerce One.

3
IP OWNERSHIP.  Except for derivative works of the Licensed Software, SAPM and/or SAP AG shall own all right, title and interest to the mySAP.com applications and other SAP AG and SAPM technologies, and modifications, extensions, enhancements and derivative works thereof and thereto, [****], any other development created pursuant to this Amendment. Nothing in this section shall give SAPM any ownership rights in and to the Licensed Software (except as otherwise set forth in the SAA). Sections 18.6, 18.8 and 18.9 of the SAA are hereby incorporated into this Amendment by this reference.

4
TERM & TERMINATION.  This Amendment shall become effective on date the last signature is affixed hereto.

4.1
No Obligations.  Except as otherwise explicitly provided in this Amendment and subject to any rights or obligations which have accrued prior to termination, neither Party shall have any further obligation to the other under this Amendment upon termination of this Amendment for any reason.

4.2
Exceptions.  The terms of this Amendment shall remain in full force and effect after any termination to the extent and for the period necessary to permit SAPM to properly perform its continuing obligations under all licenses of the Licensed Software to Designated Customers under the Distribution License set forth herein.

4.3
Maintenance & Support.  Following any expiration or termination of this Amendment, Commerce One shall continue to provide maintenance and support consistent with the post-termination rights in the Agreement including, but not limited to, providing Updates and Upgrades [****] from termination of this Amendment subject to payment of the appropriate maintenance and support fees.

4.4
License Agreements.  Each license granted under the Distribution License subsisting shall continue in effect and shall survive the termination of this Amendment.

4.5
Survival.  Section 25.7 of the SAA is hereby incorporated herein by this reference and is extended to include the following sections of this Amendment: Sections 3 ("IP Ownership"), 4.3 ("Maintenance and Support), 4.4 ("License Agreements"), 7 ("Software Warranty & Disclaimer"), 8 ("Representations & Covenants"), 9 ("Indemnification"), 12 ("Maintenance & Support"), 14 ("Support Code Escrow").

5
DESIGNATED CUSTOMER LICENSE FEES.

5.1
The Parties acknowledge that SAPM has paid Commerce One an initial license fee for the Licensed Software [****], which amount was reported to Commerce One of SAPM's royalty report under the SAA for the calendar quarter ended March 31, 2001. Both parties acknowledge that the license fees payable by SAPM to Commerce One are non-refundable.

  5.2
  SAPM agrees to pay to Commerce One an amount equal to [****] of the License Fees paid by [****] for the Licensed Software [****]; provided, however, if the customer is designated by the parties as a "Joint Customer" (to be jointly approached and engaged with by SAPM and Commerce One) in the customer list to be jointly reviewed in advance by the Parties, SAPM agrees to pay to Commerce One [****].

6
AUDIT RIGHTS.  The retention of records obligation of Section 24 of the SAA is hereby extended to include all records, files, documents, and correspondence relating to the Licensed Software and incorporated herein by the reference.

7
SOFTWARE WARRANTY & DISCLAIMER.  For a period of six (6) months from delivery of the Licensed Software to SAP, Commerce One warrants to SAPM and SAP AG that the Licensed Software shall substantially comply with the technical specifications set forth in the applicable product documentation. Additionally, Commerce One hereby extends the warranties made in Section 19.1 of the SAA and THE DISCLAIMER OF WARRANTY MADE IN SECTION 19.2 OF THE SAA TO THE LICENSED SOFTWARE AND INCORPORATES SUCH WARRANTIES AND DISCLAIMER OF THE SAA INTO THIS AMENDMENT BY THIS REFERENCE.

8
REPRESENTATIONS & COVENANTS.  Commerce One hereby extends the representations and warranties made in Section 20.1 of the SAA to the Licensed Software and incorporates such representations and warranties of the SAA into this Amendment by this reference. SAP AG and SAPM hereby extends the representations and warranties made in Section 20.2 of the SAA Amendment, as applicable, and incorporates such representations and warranties into this Amendment by this reference.

  [****].

9
INDEMNIFICATION.  Commerce One hereby extends to SAP AG and SAPM its indemnification obligations made in Section 21 of the SAA to include the Licensed Software and incorporates such obligations in to this Amendment by this reference. SAP AG and SAPM hereby extend to Commerce One their indemnification obligations made in Section 21 of the SAA to this Amendment.

9.1
MAINTENANCE & SUPPORT.  Maintenance and support for the Licensed Software shall commence effective April 1, 2001. [****]. SAPM may cancel maintenance and support for the Licensed Software at any time; provided, however, that such maintenance and support services in respect of the Licensed Software cannot be reinstated in respect of any such installation after such cancellation unless SAPM remits to Commerce One the maintenance and support fees due in respect of the period of cancellation.

9.2
The Parties shall agree on detailed support terms, responsibilities and pricing for Commerce One's maintenance & support of any Licensed Software to the Designated Customers, including Updates, Upgrades, call receipt, call screening, installation assistance, problem identification and diagnosis, hand-over procedures and development level support; provided, however, that all support (including escalation procedures) by each Party shall be provided in accordance with a mutually agreed upon Support Level Agreement which shall be based on the support summary set forth in Exhibit F of the SAA.

10
SOURCE CODE ESCROW.  The obligations set forth in Section 27 of the SAA are hereby extended to include the Licensed Software and are incorporated into this Amendment by the reference.

11
STATUS.  Except as regards to payments to Commerce One under Section 5 ("Price") hereunder, Section 29 of the SAA is incorporated into this Amendment by this reference.

12
EXPORT OF LICENSED SOFTWARE.  Section 30.17 of the SAA is hereby extended to include the Licensed Software and the mySAP.com applications and is incorporated herein by this reference.

13
EXPORT CONTROL.  Section 30.18 of the SAA is hereby extended to include the Licensed Software and the mySAP.com applications and is incorporated herein by this reference.

14
DESIGNATED CUSTOMER ENGAGEMENT.  The Parties agree to immediately engage with [****] in order to facilitate the implementation of the Licensed Software.

15
[****].

16
ASSIGNMENT.  Commerce One hereby authorizes SAPM to assign any or all of its rights and obligations under this Amendment to SAP AG or an SAP AG affiliated company.

17
AMENDMENT TO AGREEMENT LANGUAGE.

  In the Agreement, Exhibit B, Section 1.A.3 shall be replaced in its entirety with the following:

  [****]: Effective April 1, 2001, upon the execution of the applicable license agreement with the "Named Customers", the licensing Party shall be responsible for remitting to the other Party, either C1 or SAPM, [****].

  [****] referenced above shall be kept by appointed committees (including representatives from each of the SAP field, SAPM, Commerce One field, and Commerce One Strategic Sales/Business Development) for each of Americas, EMEA Asia/Pacific, and kept current not less than twice per calendar month.

  Notwithstanding the foregoing and notwithstanding anything to the contrary in the Agreement, the Parties agree that nothing set forth above shall prohibit either [****].

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment as of the dates indicated below

Commerce One, Inc.	SAPMarkets, Inc.
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:
SAP AG
By:
Name:
Title:
Date:
SAP AG
By:
Name:
Title:
Date:

    IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment as of the dates indicated below

Commerce One, Inc.	SAPMarkets, Inc.
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:
SAP AG
By:
Name:
Title:
Date:
SAP AG
By:
Name:
Title:
Date:

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

QuickLinks

  Exhibit 10.22